Goodwill and other intangible assets	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements [Abstract]
Goodwill and other intangible assets

Note 16 – Goodwill and other intangible assets

The changes in the carrying amount of goodwill for the years ended December 31, 2011, and 2010, allocated by reportable segments and corporate group, were as follows (refer to Note 39 for the definition of the Corporation's reportable segments):

2011
			Purchase
	Balance at	Goodwill on	accounting		Balance at
(In thousands)	January 1, 2011	acquisition	adjustments	Other	December 31,2011
Banco Popular de Puerto Rico	$245,309	$1,035	$(72)	$-	$246,272
Banco Popular North America	402,078	-	-	-	402,078
Total Popular, Inc.	$647,387	$1,035	$(72)	$-	$648,350

2010
			Purchase
	Balance at	Goodwill on	accounting		Balance at
(In thousands)	January 1, 2010	acquisition	adjustments	Other	December 31, 2010
Banco Popular de Puerto Rico	$157,025	$88,284	$-	$-	$245,309
Banco Popular North America	402,078	-	-	-	402,078
Corporate	45,246	-	-	(45,246)	-
Total Popular, Inc.	$604,349	$88,284	$-	$(45,246)	$647,387

The goodwill recognized in the BPPR reportable segment during 2011 is related to the acquisition of the Wells Fargo Advisors' Puerto Rico branch.

Purchase accounting adjustments consists of adjustments to the value of the assets acquired and liabilities assumed resulting from the completion of appraisals or other valuations, adjustments to initial estimates recorded for transaction costs, if any, and contingent consideration paid during a contractual contingency period.

The goodwill recognized in the BPPR reportable segment during the 2010 relates to the Westernbank FDIC-assisted transaction.

On September 30, 2010, the Corporation completed the sale of the processing and technology business of EVERTEC, which resulted in a $45 million reduction of goodwill for the Corporation.

The following table presents the gross amount of goodwill and accumulated impairment losses by reportable segments and Corporate group.

2011

	Balance at		Balance at	Balance at		Balance at
	January 1,	Accumulated	January 1,	December 31,	Accumulated	December 31,
	2011	impairment	2011	2011	impairment	2011
(In thousands)	(gross amounts)	losses	(net amounts)	(gross amounts)	losses	(net amounts)
Banco Popular de Puerto Rico	$245,309	$-	$245,309	$246,272	$-	$246,272
Banco Popular North America	566,489	164,411	402,078	566,489	164,411	402,078
Total Popular, Inc.	$811,798	$164,411	$647,387	$812,761	$164,411	$648,350

2010

	Balance at		Balance at	Balance at		Balance at
	January 1,	Accumulated	January 1,	December 31,	Accumulated	December 31,
	2010	impairment	2010	2010	impairment	2010
(In thousands)	(gross amounts)	losses	(net amounts)	(gross amounts)	losses	(net amounts)
Banco Popular de Puerto Rico	$157,025	$-	$157,025	$245,309	$-	$245,309
Banco Popular North America	566,489	164,411	402,078	566,489	164,411	402,078
Corporate	45,429	183	45,246	-	-	-
Total Popular, Inc.	$768,943	$164,594	$604,349	$811,798	$164,411	$647,387

The accumulated impairment losses in the BPNA reportable segment are associated with E-LOAN.

At December 31, 2011 and 2010, the Corporation had $ 6 million of identifiable intangible assets, with indefinite useful lives, mostly associated with E-LOAN's trademark.

The following table reflects the components of other intangible assets subject to amortization:

	2011		2010

	Gross	Accumulated	Gross	Accumulated
(In thousands)	Amount	Amortization	Amount	Amortization
Core deposits	$80,591	$38,199	$80,591	$29,817
Other customer relationships	19,953	4,643	5,092	3,430
Other intangibles	242	103	189	43
Total	$100,786	$42,945	$85,872	$33,290

During the year ended December 31, 2011, the Corporation recognized $14 million in customer relationships associated with the purchase of the Citibank American Airlines co-branded credit card portfolio for Puerto Rico and the U.S. Virgin Islands and the acquisition of certain assets and liabilities of the Wells Fargo Advisors Puerto Rico branch. These customer relationship assets are to be amortized to operating expenses ratably on a monthly basis over a 10-year period.

During the year ended December 31, 2011, the Corporation recognized $ 9.7 million in amortization expense related to other intangible assets with definite useful lives (2010 - $ 9.2 million; 2009 - $ 9.5 million).

The following table presents the estimated amortization of the intangible assets with definite useful lives for each of the following periods:

(In thousands)
Year 2012	$10,049
Year 2013	9,825
Year 2014	9,182
Year 2015	7,038
Year 2016	6,753

Results of the Goodwill Impairment Test

The Corporation's goodwill and other identifiable intangible assets having an indefinite useful life are tested for impairment. Intangibles with indefinite lives are evaluated for impairment at least annually and on a more frequent basis if events or circumstances indicate impairment could have taken place. Such events could include, among others, a significant adverse change in the business climate, an adverse action by a regulator, an unanticipated change in the competitive environment and a decision to change the operations or dispose of a reporting unit.

Under applicable accounting standards, goodwill impairment analysis is a two-step test. The first step of the goodwill impairment test involves comparing the fair value of the reporting unit with its carrying amount, including goodwill. If the fair value of the reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired; however, if the carrying amount of the reporting unit exceeds its fair value, the second step must be performed. The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated possible impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles (including any unrecognized intangible assets, such as unrecognized core deposits and trademark) as if the reporting unit was being acquired in a business combination and the fair value of the reporting unit was the price paid to acquire the reporting unit. The Corporation estimates the fair values of the assets and liabilities of a reporting unit, consistent with the requirements of the fair value measurements accounting standard, which defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of the assets and liabilities reflects market conditions, thus volatility in prices could have a material impact on the determination of the implied fair value of the reporting unit goodwill at the impairment test date. The adjustments to measure the assets, liabilities and intangibles at fair value are for the purpose of measuring the implied fair value of goodwill and such adjustments are not reflected in the consolidated statement of financial condition. If the implied fair value of goodwill exceeds the goodwill assigned to the reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted under applicable accounting standards.

The Corporation performed the annual goodwill impairment evaluation for the entire organization during the third quarter of 2011 using July 31, 2011 as the annual evaluation date. The reporting units utilized for this evaluation were those that are one level below the business segments, which are the legal entities within the reportable segment. The Corporation follows push-down accounting, as such all goodwill is assigned to the reporting units when carrying out a business combination.

In determining the fair value of a reporting unit, the Corporation generally uses a combination of methods, including market price multiples of comparable companies and transactions, as well as discounted cash flow analysis. Management evaluates the particular circumstances of each reporting unit in order to determine the most appropriate valuation methodology. The Corporation evaluates the results obtained under each valuation methodology to identify and understand the key value drivers in order to ascertain that the results obtained are reasonable and appropriate under the circumstances. Elements considered include current market and economic conditions, developments in specific lines of business, and any particular features in the individual reporting units.

The computations require management to make estimates and assumptions. Critical assumptions that are used as part of these evaluations include:

  a selection of comparable publicly traded companies, based on nature of business, location and size;
  a selection of comparable acquisition and capital raising transactions;
  the discount rate applied to future earnings, based on an estimate of the cost of equity;
  the potential future earnings of the reporting unit; and
  the market growth and new business assumptions.

For purposes of the market comparable approach, valuations were determined by calculating average price multiples of relevant value drivers from a group of companies that are comparable to the reporting unit being analyzed and applying those price multiples to the value drivers of the reporting unit. Multiples used are minority based multiples and thus, no control premium adjustment is made to the comparable companies market multiples. While the market price multiple is not an assumption, a presumption that it provides an indicator of the value of the reporting unit is inherent in the valuation. The determination of the market comparables also involves a degree of judgment.

For purposes of the discounted cash flows (“DCF”) approach, the valuation is based on estimated future cash flows. The financial projections used in the DCF valuation analysis for each reporting unit are based on the most recent (as of the valuation date) financial projections presented to the Corporation's Asset / Liability Management Committee (“ALCO”). The growth assumptions included in these projections are based on management's expectations for each reporting unit's financial prospects considering economic and industry conditions as well as particular plans of each entity (i.e. restructuring plans, de-leveraging, etc.). The cost of equity used to discount the cash flows was calculated using the Ibbotson Build-Up Method and ranged from 13.51% to 19.40% for the 2011 analysis. The Ibbotson Build-Up Method builds up a cost of equity starting with the rate of return of a “risk-free” asset (20-year U.S. Treasury note) and adds to it additional risk elements such as equity risk premium, size premium and industry risk premium. The resulting discount rates were analyzed in terms of reasonability given the current market conditions and adjustments were made when necessary.

For BPNA, the only reporting unit that failed Step 1, the Corporation determined the fair value of Step 1 utilizing a DCF approach and a market value approach. The market value approach is based on a combination of price multiples from comparable companies and multiples from capital raising transactions of comparable companies. The market multiples used included “price to book” and “price to tangible book”. The Step 1 fair value for BPNA under both valuation approaches (market and DCF) was below the carrying amount of its equity book value as of the valuation date (July 31), requiring the completion of Step 2. In accordance with accounting standards, the Corporation performed a valuation of all assets and liabilities of BPNA, including any recognized and unrecognized intangible assets, to determine the fair value of BPNA's net assets. To complete Step 2, the Corporation subtracted from BPNA's Step 1 fair value the determined fair value of the net assets to arrive at the implied fair value of goodwill. The results of the Step 2 indicated that the implied fair value of goodwill is $1.1 billion, which exceeded the goodwill carrying value of $402 million at July 31, 2011 by $701 million, resulting in no goodwill impairment. The reduction in BPNA's Step 1 fair value was offset by a reduction in the fair value of its net assets, resulting in an implied fair value of goodwill that exceeds the recorded book value of goodwill.

The analysis of the results for Step 2 indicates that the reduction in the fair value of the reporting unit was mainly attributed to the deteriorated fair value of the loan portfolios and not to the fair value of the reporting unit as a going concern. The current negative performance of the reporting unit is principally related to deteriorated credit quality in its loan portfolio, which is consistent with the results of the Step 2 analysis. The fair value determined for BPNA's loan portfolio in the July 31, 2011 annual test represented a discount of 28.0%, compared with 21.5% at December 31, 2010. The discount is mainly attributed to market participant's expected rate of returns, which affected the market discount on the commercial and construction loan portfolios of BPNA.

If the Step 1 fair value of BPNA declines further in the future without a corresponding decrease in the fair value of its net assets or if loan discounts improve without a corresponding increase in the Step 1 fair value, the Corporation may be required to record a goodwill impairment charge. The Corporation engaged a third-party valuator to assist management in the annual evaluation of BPNA's goodwill (including Step 1 and Step 2) as well as BPNA's loan portfolios as of the July 31, 2011 valuation date. Management discussed the methodologies, assumptions and results supporting the relevant values for conclusions and determined they were reasonable.

Furthermore, as part of the analyses, management performed a reconciliation of the aggregate fair values determined for the reporting units to the market capitalization of Popular, Inc. concluding that the fair value results determined for the reporting units in the July 31, 2011 annual assessment were reasonable.

The goodwill impairment evaluation process requires the Corporation to make estimates and assumptions with regard to the fair value of the reporting units. Actual values may differ significantly from these estimates. Such differences could result in future impairment of goodwill that would, in turn, negatively impact the Corporation's results of operations and the reporting units where the goodwill is recorded. Declines in the Corporation's market capitalization could increase the risk of goodwill impairment in the future.

Management monitors events or changes in circumstances between annual tests to determine if these events or changes in circumstances would more likely than not reduce the fair value of a reporting unit below its carrying amount.

Management continued monitoring the fair value of the reporting units, particularly BPPR and BPNA that represent, between this two reporting entities, approximately 97% of the Corporation goodwill balance at December 31, 2011. As part of the monitoring process, management performed an assessment for BPPR and BPNA at December 31, 2011. The Corporation determined BPPR's and BPNA's fair values utilizing the same valuation approaches (market and DCF) used in the annual goodwill impairment test. The determined fair value for BPPR at December 31, 2011 exceeded its carrying amount concluding that there is no goodwill impairment. For BPNA, the determined fair value at December 31, 2011 continued to be below its carrying amount under all valuation approaches. The fair value determination of BPNA's assets and liabilities was updated at December 31, 2011 utilizing valuation methodologies consistent with the July 31, 2011 test. The results of the BPNA assessment at December 31, 2011 indicated that the implied fair value of goodwill exceeded the goodwill carrying amount, resulting in no goodwill impairment. The results obtained in the December 31, 2011 assessment of BPNA were consistent with the results of the annual impairment test in that the reduction in the fair value of BPNA was mainly attributable to a significant reduction in the fair value of BPNA's loan portfolio.

At December 31, 2011 and 2010, other than goodwill, the Corporation had $ 6 million of identifiable intangible assets, with indefinite useful lives, mostly associated with E-LOAN'S trademark.

The valuation of the E-LOAN trademark was performed using the “relief-from-royalty” valuation approach. The basis of the “relief-from-royalty” method is that, by virtue of having ownership of the trademark, the Corporation is relieved from having to pay a royalty, usually expressed as a percentage of revenue, for the use of trademark. The main attributes involved in the valuation of this intangible asset include the royalty rate, revenue projections that benefit from the use of this intangible, after-tax royalty savings derived from the ownership of the intangible, and the discount rate to apply to the projected benefits to arrive at the present value of this intangible. Since estimates are an integral part of this trademark impairment analysis, changes in these estimates could have a significant impact on the calculated fair value. There were no impairments recognized during the years ended December 31, 2011 and 2010 related to E-LOAN's trademark.